Platinum Energy Resources, Inc.

IPAA Oil & Gas Investment Symposium

April 2008

Important Legal Notices

This presentation includes certain statements that may be deemed to be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements in this presentation, other than statements of historical facts, which address estimates of proved reserves, production, acreage and events or developments that Platinum Energy expects or believes are forward-looking statements. Although Platinum Energy believes the expectations expressed in such forward-looking statements are based on reasonable assumptions, such statements are not guarantees of future performance and actual results or developments may differ materially from those in the forward-looking statements. Factors that could cause actual results to differ materially from those in forward-looking statements include business conditions in the U.S. and abroad, oil and gas prices, exploitation and exploration successes, actions taken and to be taken by the government as a result of political and economic conditions, continued availability of capital and financing, as well as numerous other risk factors described from time-to-time in Platinum Energy's periodic reports, proxy statements and other information statements filed with the Securities and Exchange Commission.

Platinum Energy Resources: Update

- Raised $115 mm through IPO in October 2005
- Closed acquisition of Tandem Energy for $102 mm in October 2007
  - $42 mm cash + 7.7 mm PGRI shares
- Bought back 3.8 mm shares in October & November of 2007
- Filed registration statement for shares issued to Tandem
- Completed several acquisitions since October
- Secured $35 mm credit facility for CapEx and acquisitions
- Initiating drilling and development program

Capital Structure and Valuation

PV10 of assets and share buybacks have increased asset value per share by over 30%

2007 Asset Value $9.73 / share			2008 Asset Value $13.33 / share	
Assets			***Assets***	
$188 mm	March 31/07 PV10	***Assets***	$264 mm	Dec 07 PV10 – Tandem & Lothian
$60 mm	cash	***Increased***	$18 mm	acquisitions*
$2 mm	drilling/service equipment	***$42 mm***	$10 mm	cash, drilling/service equipment
$250 mm			$292 mm	

Share Count*			***Share Count****	
18 mm	Issued in IPO	***Share Count***	18 mm	Issued in IPO
7.7 mm	Issued to Tandem	***Decreased***	7.7 mm	Issued to Tandem
0 mm	Bought Back	***3.8 mm***	(3.8 mm)	Bought Back
25.7 mm	Shares Outstanding		21.9 mm	Shares Outstanding

** Includes cash used or to be used for acquisition of Maverick and Gulf Coast assets – reserves not yet included in PV10*
*** Analysis of share count does not include 14.4 mm warrants exercisable at $6/share*

Strategy: Capture Gap Between Reserves and Commodity Prices

	# Deals	Total Value ($ Bn)	$/Bbl Reserves	Avg NYMEX $/Bbl	Gap
2004	103	27.3	9.11	41.42	32.31
2005	108	29.8	12.42	56.65	44.23
2006	137	43.1	15.30	66.23	50.93
2007	145	49.2	13.78	72.23	58.45

Source: JS Herold - deals over $10 mm

Substantial gap between commodity and reserve prices


Gap between Market and Reserve Prices
NYMEX ($/Bbl)
Implied Reserve Value ($/Boe)
Gap
NYMEX Crude Oil ($/Boe)
100
90
80
70
60
50
40
30
20
10
0
1999 Q1
1999 Q3
2000 Q1
2000 Q3
2001 Q1
2001 Q3
2002 Q1
2002 Q3
2003 Q1
2003 Q3
2004 Q1
2004 Q3
2005 Q1
2005 Q3
2006 Q1
2006 Q3
2007 Q1
2007 Q3
Spot Oil Price
GAP
Exploration & Production (E&P) implied reserve acquisition price in ground

Source: JS Herold

Energy Markets: Forward vs. Spot

The recent increase in energy markets has been accompanied by strength in the long-dated forward markets


Historical Oil Spot Price
Current Oil Forward Price
$/Bbl
100
90
80
70
60
50
40
30
20
10
0
Q1 99
Q3 99
Q1 00
Q3 00
Q1 01
Q4 01
Q2 02
Q4 02
Q3 03
Q1 04
Q3 04
Q1 05
Q3 05
Q2 06
Q4 06
Q2 07
Q4 07
2009
2010
2011
2012
2013
2014
2015
2016

Source: NYMEX, Forward Curve April 2, 2008

Factors:

- **Continued demand in Asia and Middle East**
- **Drop in US $**
- **Rapidly increasing depletion**
- **Decreased productivity of new wells**

Tandem Acquisition Synergies

Tandem

- Expertise in operations
- Acquisition includes drilling and operations equipment, infrastructure and personnel
- The senior management team, including CFO, engineering and operations management have continued with Platinum

Platinum

- Expertise in hedging, risk management and finance
- Expertise in geology
- Access to capital for development and acquisitions

Synergies

- **Use hedge financing to maximize profit and reduce risk resulting from volatile energy markets**
- **Platinum believes that Tandem can serve as a platform to grow the Company through both acquisition and development**

Maverick Engineering Acquisition

Robert Kovar, joining Platinum as Chief Operating Officer

20+ yrs experience, including:

- **Field management at Mobil**
- **Running private oil field service and engineering consulting companies**

Management experience includes:

- **E&P Drilling & development programs,**
- **midstream operations,**
- **Compression,**
- **gas storage, and**
- **optimization of mature fields**

- Agreed to acquire Maverick Engineering for $11 million (expected to close in early April)
  - $6 million paid at closing
  - $5 million to be paid over the next 6 years with timing contingent upon performance
- Full service engineering Company established in 1993
  - 250 employees including a staff of 70 engineers, consultants, surveyors, scientists and planners
  - Leading provider of project management, engineering, procurement, and construction management services to both the public and private sectors
  - Based in South Texas with offices in Corpus Christi, Victoria and Houston
  - Organization divided into four operational units: Oil & Gas, Industrial, Infrastructure and Surveying
  - Services include: consulting, project management, engineering, procurement, and construction management

- **Maverick will be leveraged to focus on infrastructure and facilities improvement for increasing production from waterfloods and mature fields**
- **Expertise in project planning will improve organization of drilling and development program**

Platinum Asset Overview

- PV10 of developed assets increased from $188 mm* to $264 mm**
- Acreage increased from 22,000 to over 40,000 in TX and NM***
- 10 mmBoe proved, with 1,100 Boepd production
  - 3 Gulf Coast fields and 4,900 acres of Barnett Shale not yet included in reserves
- Platinum believes there is significant upside opportunity to increase reserves through low-risk drilling and behind pipe completions

*Valuation as of 3/31/07, assuming CapEx of $41.1 mm
** PV10 as of 12/31/07, assuming CapEx of $48.3 mm
*** From Oct 2007 to Feb 2008

Property Overview



Beal Lease & Lipscomb, SW Field
Ira Field
Palo Pinto Field (Ball Lease)
USM Field
Ballard & Indian Basin Field
Choate Field
Tomball Field
Lothian
$6.2 mm
1 mm boe
50% PDP
14,000+ acres
Gulf Coast Acquisitions
$12 mm
10,000+ acres
Thompsonville NE Field

Lease Details

- Production is primarily shallow, low-risk reservoirs
- Most drilling opportunities are low-risk, shallow in-field drilling
- PDNP minimally booked
  - mature fields have many plugged wells that can be reworked
- Small number of PUDs relative to producing wells

Field	County	Acreage	Net boe/day	Producing Wells	PUD Locations	Depth (ft)	Primary Formation
Tomball	Harris	7,000	310	18	3	1,000-9,000	Yegua, Cockfield, Wilcox
Ira	Scurry	3,600	125	150	76	1,800	San Andres
Ball	Palo Pinto	4,900	105	20	29	3,000-3,800	Big Saline, Duffer, Barnett Shale
Beal	Lipscomb	640	50	7	0	8,000	Cleveland Sand
Ballard	Eddy	3,000	85	50	36	2,000-3,000	Yates, Grayburg, San Andres
USM	Pecos	3,000	56	50	54	3,200	Yates, Queen
Choate	Hardin	50	50	18	9	1,000-2,500	Salt Dome
Lothian	Eddy	14,500	160	200	20	2,000-3,000	Yates, Grayburg, San Andres
Royalty/Non-Ops/Other			165				
Total		36,690	1,106	513	227		

	PDP Reserves		PUD Reserves		PDNP Reserves		Total Proved
Field	oil (m bbl)	gas (mmcf)	oil (m bbl)	gas (mmcf)	oil (m bbl)	gas (mmcf)	m boe
Tomball	968	931	-	9,275	29	-	2,698
Ira	396	-	1,368	-			1,764
Ball	3	1,392	-	3,526	-	787	954
Beal	4	629	-	-			109
Ballard	432	123	632	-			1,085
USM	120	272	1,148	2,295			1,696
Choate	110	-	146	-	37		293
Lothian	383	401	523	459			1,049
Royalty/Non-Ops/Other	150	1,521	-	-			404
Lothian							
Total	2,566	5,269	3,817	15,555	66	787	**10,050**

Source: Internal, Williamson Petroleum Consultants, Inc. – Dec 31, 2007 Reserve Reports

Property Overview: Ira Unit Waterflood & Ballard

Ira Unit:
3,600 acres

- Original Oil in Place: **105 mmBoe**
- Production to Date: **20 mmBoe**
- Typical San Andres Recovery (Primary + Secondary) **28%**

- Proven reserves currently booked
  - PDP+ PUD: **1.75 mmBoe (21% recovery)**
- Assumed finding and development cost:
  - $12-15 mm **under $2 / Boe**

Ballard Lease:
3,000 acres

- Platinum believes the Ballard lease in New Mexico may have similar upside
- The waterflood potential of Ballard has not yet been determined
  - PDP+PUD reserves: **1.2 mmBoe**
  - 36 PUD locations vs. 76 on Ira

Property Overview: Tomball

Tomball Lease Well Locations on Wilcox Structure Map
7,000 acres



- The Tomball lease appears to have potential in the sands of the Wilcox formation at depths of less than 9,000 feet that has never been completed but has been very productive on nearby leases
  - In adjacent properties, wells at these depths have demonstrated a recovery of 3 to 5 Bcf per well
  - Based on the assumption that each well costs under $2 mm to drill and complete, there is potential value of over $10 mm per well
  - 3 Wilcox PUDs have been assigned to the entire lease (9.3 Bcf PUD reserves)
  - Re-completed well has production steady at over 400 mcf/day with no frac

- Tomball opportunities in plugged and abandoned wells:
  - Review of maps from 1960s indicates Exxon wells that were plugged because gas was not economic
  - There appears to be multiple opportunities to re-enter these plugged wells
  - Tandem has successfully completed low-cost shallow gas wells
  - Re-completed well is producing over 70 boepd

Property Overview:
Low Risk Drilling / Re-completion Opportunities

- It is believed that the Ball lease may contain productive Barnett Shale reserves, as well as shallow sands (Behind Pipe reserves) that have never been completed
  - We believe that the sands are relatively uniform throughout the lease, yet the lease has significant areas that have never been drilled
  - We acquired 100% working interest in the Barnett Shale zone
  - 3D Seismic shoot projected to be completed by July
  - CDX actively developing adjacent acreage



Ball Lease Well Location Map
4,900 acres

- There are numerous infill drilling locations throughout the Tandem leases above 4,000 ft
  - Typical cost is $150k - $250k per well to drill and complete
  - Each well typically adds 20,000 – 40,000 Boe to PDP reserves
  - Drilling primarily would be accomplished using Tandem owned drilling rigs and operations

Strategy: Capture Gap Between Reserves and Commodity Prices

Acquire E & P Assets through Hedge Financing

- Use long-dated hedges to lock in prices and reduce risk
- Use financing to redeploy capital and maximize returns
- Canadian valuations, dominated by royalty trusts, highlight success of this strategy

Proved Reserves ($/BOE)		
	US	Canada
2004	9.11	13.43
2005	12.42	20.66
2006	15.30	22.39
2007	13.78	21.44

Source: JS Herold - deals over $10 mm

Historical Oil Spot Price **Current Oil Forward Price**



$/Bbl
100
90
80
70
60
50
40
30
20
10
0
Q1 99
Q3 99
Q1 00
Q3 00
Q1 01
Q4 01
Q2 02
Q4 02
Q3 03
Q1 04
Q3 04
Q1 05
Q3 05
Q2 06
Q4 06
Q2 07
Q4 07
2009
2010
2011
2012
2013
2014
2015
2016
Arb Gap: $40+ / Boe
Acquisition + Extraction and Operating Costs
Acquisition Cost: $13.78 / Boe
Tandem: $11.33 / Boe

Source: NYMEX

Platinum Energy - Strategy for Future Growth

Strategy

Use hedge financing to maximize profit and reduce risk resulting from volatile energy markets

Manage operations like an E&P company and finances like a bank

- Hedge 80-100% of PDP volumes at fixed prices without margin collateral
  - 270,000 barrels hedged in 2008-9, avg. $68.80
  - 360,000 barrels hedged in 2010-12, avg. $95.25
- Use puts to hedge additional volumes
  - 410,000 barrels hedged in 2010-11, avg. $80 floor
- Secured bank credit facility of $35 mm for CapEx and Acquisitions
- Invest CapEx of at least $40 mm over the first 3 years
- Raise additional debt for share buybacks and acquisitions
  - $30 mm of $80 mm buyback plan completed

We anticipate that Tandem will serve as a platform to grow through both acquisition and development, while staying focused on shareholder value

Dec 2007 Reserve Report: Total Proved

$000s	2008	2009	2010	2011	2012	2013	2014	Subtotal	Remainder	Total
Net Oil (mbbl)	295	533	613	526	437	381	341	3,126	2,877	6,003
Net Gas (mmcf)	1,436	2,375	2,208	1,892	1,644	1,445	1,277	12,275	9,077	21,352
boepd (mcf/6)	1,463	2,544	2,688	2,305	1,949	1,704	1,516			
Oil Price ($/bbl)	92.44	92.31	92.45	92.48	92.49	92.49	92.49			92.44
Gas Price ($/mcf)	6.94	6.95	7.01	7.00	7.00	7.01	7.01			7.02
Oil Net Revenue	27,259	49,190	56,683	48,654	40,449	35,246	31,496	288,977	265,898	554,876
Gas Net Revenue	9,965	16,512	15,475	13,239	11,505	10,120	8,955	85,772	64,147	149,918
Total Net Revenue	**37,225**	**65,702**	**72,158**	**61,893**	**51,955**	**45,366**	**40,451**	**374,749**	**330,045**	**704,794**
Taxes	3,054	5,390	5,707	4,879	4,114	3,598	3,211	29,952	26,406	56,358
Operating Costs	5,138	5,875	6,117	6,099	6,048	5,983	5,963	41,224	90,701	131,925
Capital Costs	15,774	21,831	10,633	-	-	-	-	48,238	-	48,238
Cash Flow	**13,259**	**32,606**	**49,701**	**50,915**	**41,793**	**35,785**	**31,277**	**255,335**	**212,937**	**468,273**
PV10 Cash Flow	**12,515**	**27,813**	**39,037**	**36,554**	**27,263**	**21,218**	**16,857**	**181,256**	**67,955**	**249,212**

Source: Internal, Williamson Petroleum Consultants, Inc.

Dec 2007 Reserve Report: Lothian PUDs

ECONOMIC SUMMARY PROJECTION

Lothian PUDs
Custom Selection
Discount Rate : 10.00
As of : 1/1/2008

Proved Undeveloped Rsv Class & Category

Est. Cum Oil Mbbl : 0.00
Est. Cum Gas (MMcf) : 0.00
Est. Cum Water (Mbbl) : 0.00

LOTHIAN PUDS ONLY

Total

Year	Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc.CF (M$)
2008	11.28	14.58	8.67	12.03	91.75	7.48	885.47	0.00	11.87	72.62	3,576.29	-2,775.31	-2,567.99
2009	78.56	39.29	58.10	30.91	91.75	5.80	5,509.62	0.00	97.72	447.70	2,877.87	2,086.34	-804.40
2010	72.11	43.73	52.97	33.80	91.74	5.16	5,033.90	0.00	119.21	409.16	0.00	4,505.53	2,754.75
2011	56.18	42.05	41.30	32.54	91.74	5.37	3,964.07	0.00	124.33	322.62	0.00	3,517.12	5,279.19
2012	46.39	37.66	34.13	29.14	91.75	5.39	3,288.62	0.00	129.73	267.78	0.00	2,891.12	7,165.00
2013	39.44	33.70	29.05	26.07	91.75	5.38	2,805.37	0.00	135.38	228.50	0.00	2,441.50	8,612.34
2014	34.46	30.65	25.40	23.71	91.75	5.39	2,457.74	0.00	141.31	200.24	0.00	2,116.19	9,752.70
2015	30.64	28.16	22.60	21.79	91.75	5.39	2,191.10	0.00	147.54	178.55	0.00	1,865.01	10,666.29
2016	27.70	26.17	20.45	20.26	91.75	5.40	1,985.44	0.00	154.10	161.83	0.00	1,669.52	11,409.66
2017	25.17	24.30	18.59	18.81	91.75	5.41	1,807.12	0.00	160.97	147.32	0.00	1,498.83	12,016.28
2018	23.13	22.73	17.09	17.60	91.75	5.42	1,663.41	0.00	168.18	135.62	0.00	1,359.61	12,516.54
2019	21.41	21.37	15.83	16.55	91.75	5.42	1,541.77	0.00	175.75	125.72	0.00	1,240.30	12,931.41
2020	19.98	20.13	14.77	15.58	91.75	5.42	1,440.12	0.00	183.72	117.44	0.00	1,138.96	13,277.73
2021	18.64	18.89	13.79	14.63	91.75	5.43	1,344.26	0.00	192.07	109.62	0.00	1,042.56	13,565.88
2022	17.50	17.80	12.95	13.78	91.75	5.43	1,263.24	0.00	200.84	103.02	0.00	959.38	13,806.96
Rem.	186.07	171.97	137.49	132.34	91.76	5.30	13,317.10	0.00	4,822.76	1,085.06	0.00	7,409.27	1,101.60
Total 37.1	**708.65**	**593.21**	**523.18**	**459.54**	**91.75**	**5.43**	**50,498.35**	**0.00**	**6,965.48**	**4,112.79**	**6,454.16**	**32,965.93**	**14,908.56**
Ult.	**708.65**	**593.21**											

Eco. Indicators

Return on Investment (disc) :	3.556
Return on Investment (undisc) :	6.108
Years to Payout :	2.14
Internal Rate of Return (%):	127.94

Present Worth Profile (M$)

PW 5.00% :	21,176.58	PW 20.00% :	8,625.00
PW 8.00% :	17,010.72	PW 30.00% :	5,566.03
PW 10.00% :	14,908.56	PW 40.00% :	3,796.68
PW 12.00% :	13,186.44	PW 50.00% :	2,666.70
PW 15.00% :	11,124.64	PW 60.00% :	1,897.71

Source: Internal

Dec 2007 Reserve Report: PDP & PDNP

$000s	2008	2009	2010	2011	2012	2013	2014	Subtotal	Remainder	Total
Net Oil (mbbl)	216	206	186	171	158	146	135	1,217	1,421	2,638
Net Gas (mmcf)	697	628	544	479	427	384	348	3,506	2,991	6,497
boepd (gas/8)	911	850	758	686	627	574	530			
Oil Price ($/bbl)	92.73	92.81	92.78	92.76	92.75	92.74	92.72			92.68
Gas Price ($/mcf)	7.10	7.17	7.19	7.20	7.22	7.23	7.24			7.23
Oil Net Revenue	20,074	19,089	17,263	15,828	14,615	13,502	12,550	112,921	131,596	244,516
Gas Net Revenue	4,947	4,504	3,911	3,449	3,079	2,779	2,516	25,185	21,791	46,976
Total Net Revenue	**25,021**	**23,593**	**21,173**	**19,277**	**17,694**	**16,282**	**15,066**	**138,106**	**153,387**	**291,493**
Taxes	1,965	1,848	1,660	1,511	1,389	1,280	1,187	10,839	12,292	23,131
Operating Costs	4,846	4,870	4,792	4,694	4,643	4,578	4,558	32,982	71,493	104,475
Capital Costs	233	23	-	-	-	-	-	255	-	255
Cash Flow	**17,978**	**16,852**	**14,721**	**13,071**	**11,662**	**10,424**	**9,321**	**94,030**	**69,602**	**163,631**
PV10 Cash Flow	**17,153**	**14,628**	**11,616**	**9,376**	**7,604**	**6,179**	**5,023**	**71,580**	**20,664**	**92,244**

Source: Internal, Williamson Petroleum Consultants, Inc.